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                             DYNAMARK CORPORATION



                                   FORM 10-K



                    For the fiscal year ended July 31, 1996





                                   EXHIBITS



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                                 Exhibit 10.3


                             DYNAMARK CORPORATION
                                 56 Dune Road
                        Atlantic Beach, New York 11909





Mr. Allan P. Rothstein
56 Dune Road
Atlantic Beach, New York  11905

Dear Mr. Rothstein:

                This shall confirm our agreement to extend your Employment Agreement dated August 1, 1996 to August 1, 1997 upon the same terms and conditions as presently in effect. Kindly confirm your agreement by signing below where indicated.

                                            DYNAMARK CORPORATION

                                            By: /s/ALLAN P. ROTHSTEIN
-----------------------------
                Allan P. Rothstein, Secretary


Agreed to as of the 30th day
of July, 1996



/s/ALLAN P. ROTHSTEIN
---------------------
Allan P. Rothstein